JONES DAY	HUNTON & WILLIAMS LLP
North Point	Riverfront Plaza, East Tower
901 Lakeside Avenue	951 East Byrd Street
Cleveland, Ohio 44114	Richmond, Virginia 23219
Telephone: (216) 586-3939	Telephone: (804) 788-8200
Facsimile: (216) 579-0212	Facsimile: (804) 788-8218
David G. Heiman (admitted pro hac vice)	Tyler P. Brown (VSB No. 28072)
Carl E. Black (admitted pro hac vice)	J.R. Smith (VSB No. 41913)
Thomas A. Wilson (admitted pro hac vice)	Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
Attorneys for Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	Chapter 11

Alpha Natural Resources, Inc., et al.,	Case No. 15-33896 (KRH)

Debtors.	(Jointly Administered)

DEBTORS' MONTHLY OPERATING REPORT FOR THE
PERIOD FROM SEPTEMBER 1, 2015 THROUGH SEPTEMBER 30, 2015 (1)

In accordance with Section 1746 of Title 28 of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete.

Authorized Person:

/s/ Philip J. Cavatoni	Dated:	October 26, 2015
Philip J. Cavatoni
Executive Vice President &
Chief Financial & Strategy Officer

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 2

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
1	15-33963 (KRH)	AMFIRE Mining Company, LLC	$—	$—
2	15-34032 (KRH)	Maxxum Carbon Resources, LLC	—	—
3	15-33939 (KRH)	Alpha Land and Reserves, LLC	—	1,309
4	15-33962 (KRH)	Esperanza Coal Co., LLC	—	—
5	15-33932 (KRH)	Dickenson-Russell Coal Company, LLC	—	813
6	15-33935 (KRH)	Dickenson-Russell Land and Reserves, LLC	—	38
7	15-34039 (KRH)	Paramont Coal Company Virginia, LLC	—	12,524
8	15-33960 (KRH)	Enterprise Mining Company, LLC	—	1,466
9	15-33970 (KRH)	Axiom Excavating and Grading Services, LLC	—	—
10	15-33904 (KRH)	Knox Creek Coal Corporation	—	989
11	15-33905 (KRH)	Mill Branch Coal Corporation	—	389
12	15-33908 (KRH)	Pigeon Creek Processing Corporation	—	58
13	15-33907 (KRH)	North Fork Coal Corporation	—	1,927
14	15-33910 (KRH)	Resource Land Company LLC	—	1
15	15-33903 (KRH)	Harlan Reclamation Services LLC	—	—
16	15-33909 (KRH)	Resource Development LLC	—	350
17	15-33929 (KRH)	Rawl Sales & Processing Co.	—	80
18	15-34015 (KRH)	Martin County Coal Corporation	—	97
19	15-33981 (KRH)	Sidney Coal Company, Inc.	—	1,342
20	15-33951 (KRH)	Road Fork Development Company, Inc.	—	12
21	15-33991 (KRH)	Sycamore Fuels, Inc.	—	—
22	15-33987 (KRH)	Long Fork Coal Company	—	32
23	15-34034 (KRH)	New Ridge Mining Company	—	208
24	15-34047 (KRH)	Pilgrim Mining Company, Inc.	—	37
25	15-34028 (KRH)	Crystal Fuels Company	—	—
26	15-33953 (KRH)	Lauren Land Company	—	244
27	15-34046 (KRH)	Peter Cave Mining Company	—	15
28	15-33975 (KRH)	Freeport Resources Company, LLC	—	—
29	15-34030 (KRH)	Cumberland Coal Resources, LP	—	9,555
30	15-33925 (KRH)	Alpha Coal Resources Company, LLC	—	—
31	15-34042 (KRH)	Pennsylvania Land Holdings Company, LLC	—	—
32	15-34043 (KRH)	Pennsylvania Land Resources Holding Company, LLC	—	—
33	15-34020 (KRH)	Pennsylvania Land Resources, LLC	444	1,358
34	15-33956 (KRH)	Emerald Coal Resources, LP	—	3,091
35	15-33964 (KRH)	Rostraver Energy Company	—	—
36	15-34044 (KRH)	Pennsylvania Services Corporation	—	172
37	15-33968 (KRH)	Foundation PA Coal Company, LLC	—	—
38	15-33973 (KRH)	Freeport Mining, LLC	—	—
39	15-33965 (KRH)	Foundation Mining, LLC	—	—
40	15-33955 (KRH)	Alpha PA Coal Terminal, LLC	—	18
41	15-33936 (KRH)	River Processing Corporation	—	—

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 3

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
42	15-33961 (KRH)	Rockspring Development, Inc.	—	793
43	15-33946 (KRH)	Riverton Coal Production Inc.	—	—
44	15-34049 (KRH)	Pioneer Fuel Corporation	—	1,768
45	15-34040 (KRH)	Paynter Branch Mining, Inc.	—	4
46	15-33924 (KRH)	Kingston Mining, Inc.	—	3,927
47	15-33906 (KRH)	Neweagle Industries, Inc.	—	—
48	15-33986 (KRH)	Barbara Holdings Inc.	—	—
49	15-33967 (KRH)	Rum Creek Coal Sales, Inc.	—	254
50	15-33966 (KRH)	Aracoma Coal Company, Inc.	—	3,196
51	15-33978 (KRH)	Bandmill Coal Corporation	—	603
52	15-33996 (KRH)	Highland Mining Company	—	2,112
53	15-33919 (KRH)	Delbarton Mining Company	—	1,591
54	15-33982 (KRH)	Logan County Mine Services, Inc.	—	31
55	15-33990 (KRH)	Barnabus Land Company	—	—
56	15-34016 (KRH)	Brooks Run Mining Company, LLC	—	5,548
57	15-34033 (KRH)	McDowell-Wyoming Coal Company, LLC	—	—
58	15-33992 (KRH)	Herndon Processing Company, LLC	—	8
59	15-33976 (KRH)	Litwar Processing Company, LLC	—	511
60	15-34013 (KRH)	Kepler Processing Company, LLC	—	656
61	15-33943 (KRH)	Riverside Energy Company, LLC	—	1,641
62	15-33988 (KRH)	Stirrat Coal Company	—	4
63	15-33920 (KRH)	Premium Energy, LLC	—	294
64	15-34022 (KRH)	Brooks Run South Mining, LLC	—	3,702
65	15-34036 (KRH)	Nicewonder Contracting, Inc.	—	—
66	15-34011 (KRH)	Twin Star Mining, Inc.	—	81
67	15-33895 (KRH)	Buchanan Energy Company, LLC	—	—
68	15-33941 (KRH)	Kingwood Mining Company, LLC	—	18
69	15-34041 (KRH)	Peerless Eagle Coal Co.	—	4
70	15-34005 (KRH)	Jacks Branch Coal Company	—	181
71	15-33933 (KRH)	Republic Energy, Inc.	—	5,210
72	15-34021 (KRH)	White Buck Coal Company	—	—
73	15-33985 (KRH)	Green Valley Coal Company	—	58
74	15-33914 (KRH)	Power Mountain Coal Company	—	176
75	15-34010 (KRH)	Kanawha Energy Company	—	27
76	15-33984 (KRH)	Spartan Mining Company	—	4,735
77	15-33911 (KRH)	Alex Energy, Inc.	—	2,932
78	15-33948 (KRH)	Elk Run Coal Company, Inc.	—	4,524
79	15-34009 (KRH)	Marfork Coal Company, Inc.	—	6,551
80	15-34045 (KRH)	Performance Coal Company	—	89
81	15-33979 (KRH)	Goals Coal Company	—	103
82	15-34008 (KRH)	Black King Mine Development Co.	—	1,596
83	15-34026 (KRH)	Clear Fork Coal Company	—	9

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 4

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
84	15-34038 (KRH)	Omar Mining Company	—	17
85	15-34002 (KRH)	Independence Coal Company, Inc.	—	438
86	15-34004 (KRH)	Black Castle Mining Company, Inc.	—	2,279
87	15-33969 (KRH)	Laxare, Inc.	—	95
88	15-34012 (KRH)	Boone East Development Co.	—	1,646
89	15-33949 (KRH)	Alpha Wyoming Land Company, LLC	—	92
90	15-34007 (KRH)	Jay Creek Holding, LLC	—	—
91	15-33923 (KRH)	Delta Mine Holding Company	—	—
92	15-34014 (KRH)	Wabash Mine Holding Company	—	180
93	15-33944 (KRH)	Alpha Midwest Holding Company	—	—
94	15-34017 (KRH)	Warrick Holding Company	—	—
95	15-33971 (KRH)	Foundation Royalty Company	—	8
96	15-33926 (KRH)	Alpha Coal Sales Co., LLC	—	25,442
97	15-33901 (KRH)	Appalachia Holding Company	—	522
98	15-33972 (KRH)	Russell Fork Coal Company	—	—
99	15-33896 (KRH)	Alpha Natural Resources, Inc.	—	26
100	15-33921 (KRH)	Alpha Appalachia Services, Inc.	—	—
101	15-33902 (KRH)	Black Mountain Cumberland Resources, Inc.	—	—
102	15-33900 (KRH)	Appalachia Coal Sales Company, Inc.	—	—
103	15-33974 (KRH)	Shannon-Pocahontas Coal Corporation	—	—
104	15-34025 (KRH)	Wyomac Coal Company, Inc.	—	—
105	15-34000 (KRH)	Big Bear Mining Company	—	22
106	15-33999 (KRH)	Hopkins Creek Coal Company	—	—
107	15-33995 (KRH)	T. C. H. Coal Co.	—	—
108	15-34006 (KRH)	Trace Creek Coal Company	—	—
109	15-33912 (KRH)	Dehue Coal Company	—	—
110	15-33947 (KRH)	Alpha Natural Resources, LLC	296,010	1,447
111	15-33954 (KRH)	AMFIRE, LLC	—	—
112	15-33938 (KRH)	DRIH Corporation	—	—
113	15-33958 (KRH)	AMFIRE Holdings, LLC	—	—
114	15-34023 (KRH)	Williams Mountain Coal Company	—	—
115	15-34001 (KRH)	Thunder Mining Company II, Inc.	—	—
116	15-33917 (KRH)	Alpha Appalachia Holdings, Inc.	—	2
117	15-33952 (KRH)	Alpha Natural Resources Services, LLC	—	79,701
118	15-34029 (KRH)	Maxxim Shared Services, LLC	—	5,423
119	15-33913 (KRH)	Alpha American Coal Company, LLC	—	—
120	15-33915 (KRH)	Alpha American Coal Holding, LLC	—	—
121	15-33950 (KRH)	Alpha Natural Resources International, LLC	—	—
122	15-33937 (KRH)	Alpha India, LLC	—	6
123	15-33898 (KRH)	Alpha European Sales, Inc.	—	50
124	15-33977 (KRH)	Shannon-Pocahontas Mining Company	—	—

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 5

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
125	15-33994 (KRH)	Lynn Branch Coal Company, Inc.	—	—
126	15-33942 (KRH)	Duchess Coal Company	—	—
127	15-34019 (KRH)	West Kentucky Energy Company	—	—
128	15-33989 (KRH)	Greyeagle Coal Company	—	—
129	15-33957 (KRH)	Robinson-Phillips Coal Company	—	—
130	15-33945 (KRH)	Eagle Energy, Inc.	—	81
131	15-33983 (KRH)	Bandytown Coal Company	—	—
132	15-33993 (KRH)	Belfry Coal Corporation	—	4
133	15-34050 (KRH)	Plateau Mining Corporation	—	2
134	15-34024 (KRH)	Castle Gate Holding Company	—	—
135	15-34003 (KRH)	Maple Meadow Mining Company	—	—
136	15-33997 (KRH)	Tennessee Consolidated Coal Company	—	17
137	15-34027 (KRH)	Maxxim Rebuild Co., LLC	—	1,431
138	15-33928 (KRH)	DFDSTE Corp.	—	—
139	15-34035 (KRH)	New River Energy Corporation	—	106
140	15-34018 (KRH)	Coal Gas Recovery II, LLC	109	157
141	15-33940 (KRH)	Alpha Terminal Company, LLC	—	—
142	15-33959 (KRH)	Alpha Shipping and Chartering, LLC	—	—
143	15-33931 (KRH)	Alpha Coal West, Inc.	—	7,158
144	15-33916 (KRH)	Alpha Sub Eight, LLC	—	—
145	15-33918 (KRH)	Alpha Sub Eleven, Inc.	—	—
146	15-33922 (KRH)	Alpha Sub Nine, LLC	—	—
147	15-33927 (KRH)	Alpha Sub One, LLC	—	—
148	15-33930 (KRH)	Alpha Sub Ten, Inc.	—	—
149	15-33934 (KRH)	Alpha Sub Two, LLC	—	—

	Total Debtors (3)		$296,563	$215,414

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 6

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
1	Alpha Natural Resources, LLC	Bank of America, N.A.	Main Concentration Account	8595	$155,477
2	Alpha Natural Resources, LLC	Branch Banking and Trust Company	Concentration Account	0601	$47
3	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Concentration Account	8377	$188,553
4	Alpha Natural Resources, LLC	Bank of America, N.A.	ZBA Lockbox Account	8603	$—
5	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	3314	$—
6	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	8967	$—
7	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Payroll Account	7851	$—
8	Bandmill Coal Corporation	Bank of America, N.A.	ZBA Payroll Account	0891	$—
9	Cumberland Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7899	$—
10	Dickenson-Russell Coal Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7912	$—
11	Emerald Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7931	$—
12	Goals Coal Company	Bank of America, N.A.	ZBA Payroll Account	0896	$—
13	Litwar Processing Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7979	$—
14	Omar Mining Company (5)	Bank of America, N.A.	ZBA Payroll Account	0914	$—
15	Power Mountain Coal Company	Bank of America, N.A.	ZBA Payroll Account	0919	$—
16	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Master Disbursement Account	9502	$—
17	Maxxim Rebuild Co., LLC	Branch Banking and Trust Company	Maxxim Operating Account	2706	$304
18	Foundation PA Coal Company, LLC	Bank of America, N.A.	Rice Proceeds Account	7254	$39,386
19	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9311	$—
20	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9316	$—
21	Alpha India, LLC	Bank of America, N.A.	Operating Account	5585	$—
22	New River Energy Corporation	First Community Bank	Operating Account	6945	$45
23	Pennsylvania Land Resources, LLC	Wells Fargo	Operating Account	7130	$8,987
24	Coal Gas Recovery II, LLC	Wells Fargo	Operating Account	7155	$637
25	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1501T	$2
26	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1560W	$—
27	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1561Q	$—
28	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3914	$6
29	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3949	$6
30	Alpha Appalachia Services, Inc.	United Bank	Petty Cash Account	1965	$4
31	Alpha Coal West, Inc.	First National Bank	Petty Cash Account	1657	$15
32	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Payroll Petty Cash Account	5234	$40
33	Logan County Mine Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3930	$10
34	Brooks Run Mining Company, LLC	JP Morgan Chase	Petty Cash Account	3496	$12
35	Brooks Run Mining Company, LLC	First Community	Petty Cash Account	2576	$2
36	Marfork Coal Company, Inc.	Branch Banking and Trust Company	Petty Cash Account	3957	$11
37	Cumberland Coal Resources, LP	First Federal	Petty Cash Account	3816	$8
38	Lauren Land Company	Branch Banking and Trust Company	Petty Cash Account	3841	$5

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 7

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
39	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3922	$15
40	Kingston Mining, Inc.	Branch Banking and Trust Company	Petty Cash Account	1972	$3
41	Kingwood Mining Company, LLC	ClearMountain Bank	Petty Cash Account	7670	$1
42	Knox Creek Coal Corporation	Branch Banking and Trust Company	Petty Cash Account	1794	$1
43	Maxxim Shared Services, LLC	Branch Banking and Trust Company	Petty Cash Account	6712	$3
44	Alpha Natural Resources Services, LLC	Global Cash Card	Payroll Petty Cash Account	6652	$95
45	Alpha Natural Resources, Inc.	Bank of America, N.A.	Other Account (Retiree Medical Reimbursement Fund)	0946	$467
46	DRIH Corporation	Branch Banking and Trust Company	Other Account (de minimis payables)	1730	$—
47	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5459	$110,180
48	Alpha Natural Resources, Inc.	Bank of America, N.A.	Money Market Account	0A10	$410,868
49	Alpha Natural Resources, Inc.	Bank of America, N.A.	Investment Account (inactive)	8906	$—
50	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2600	$130,447
51	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2602	$75,246
52	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2605	$75,413
53	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2606	$95,127
54	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2607	$75,293
55	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0388	$34
56	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0379	$402
57	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0387	$7,480
58	Alpha Appalachia Holdings Company	Bank of America, N.A.	Rabbi Trust	0378	$688
59	Foundation PA Coal Company, LLC	Barclays	Corporate Equity Securities (Rice Shares)	N/A	$64,901

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 8

PAYMENTS TO INSIDERS (6)
(amounts in thousands)

Name	Title / Capacity	Type of Payment	Amount Paid in Current Period	Total Paid to Date Postpetition
E. Linn Draper, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	$14	$14
William J. Crowley, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	2	2
Deborah M. Fretz	Director	Quarterly Director Fees & Expense Reimbursement	3	3
L. Patrick Hassey	Director	Quarterly Director Fees & Expense Reimbursement	3	3
P. Michael Giftos	Director	Quarterly Director Fees & Expense Reimbursement	2	2
Joel Richards, III	Director	Quarterly Director Fees & Expense Reimbursement	2	2
Various Employees (7)	Various	Wages & Other Payroll Earnings, Allowances and Considerations	593	925
Various Employees (7)	Various	Expense Reimbursements	19	24

Total Payments To Insiders			$638	$975

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 9

PAYMENTS TO PROFESSIONALS
(amounts in thousands)

Name	Role / Capacity	Amount Paid in Current Period	Total Paid to Date Postpetition	Total Accrued & Unpaid (8)
Jones Day	Debtors' Counsel	$—	$—	$3,331
Hunton & Williams LLP	Debtors' Local Counsel	—	—	250
Jackson Kelly PLLC	Debtors' Special Counsel	—	—	703
Quinn Emanuel Urquhart & Sullivan, LLP	Debtors' Special Counsel	—	—	365
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Special Counsel	—	—	—
Rothschild Inc. (9)	Debtors' Investment Banker	—	—	2,185
Alvarez & Marsal North America, LLC	Debtors' Financial Advisor	—	—	2,150
McKinsey Recovery & Transformation Services, US, LLC	Debtors' Turnaround Advisor	—	—	3,059
Kurtzman Carson Consultants, LLC	Debtors' Notice, Claims, and Solicitation Agent	—	—	1,000
Davis Polk & Wardwell LLP (9)	First Lien Lender Counsel	1,124	2,063	731
McGuire Woods LLP (9)	First Lien Lender Local Counsel	88	233	47
Ducera Partners LLC (9)	First Lien Lender Investment Bankers	182	182	—
Kirkland & Ellis LLP	Second Lien Lender Counsel	517	517	1,926
Kutak Rock LLP	Second Lien Lender Local Counsel	31	81	23
Houlihan Lokey, Inc.	Second Lien Lender Investment Bankers	—	—	300
Milbank Tweed Hadley & McCloy LLP	UCC's Counsel	—	—	2,193
Sands Anderson PC	UCC's Local Counsel	—	—	200
Jefferies Group LLC	UCC's Investment Banker	—	—	300
Protiviti Inc.	UCC's Financial Advisor	—	—	1,000
Blackacre LLC	UCC's Coal Consultant	—	—	—
KPMG LLP	Debtors' Auditor	—	—	378
Deloitte Tax LLP	Debtors’ Tax Advisor	—	—	90
Ernst & Young LLP	Debtors’ Accounting/Tax/Valuation Advisor	33	33	15
The UST	Trustee	—	—	800

Total Payments To Professionals		$1,975	$3,109	$21,046

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 10

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS (10)
(amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Other	Ending Balance (11)
DIP Term Loan	$100,000	$200,000	$—	$—	$300,000
1st Lien Revolver	445,000	—	—	—	445,000
1st Lien Term Loan	610,938	—	—	—	610,938

Total	$1,155,938	$200,000	$—	$—	$1,355,938

Accrued Interest/Fees	Beginning Balance	Interest and Fees Incurred	Payments	Other	Ending Balance
DIP Term Loan	$722	$2,178	$(581)	$—	$2,319
1st Lien Revolver	5,985	2,708	(55)	—	8,638
1st Lien Term Loan	3,682	1,782	(5,464)	—	—

Total	$10,389	$6,668	$(6,100)	$—	$10,957

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 11

DEBTOR QUESTIONNAIRE
(amounts in thousands)

	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?	X (12)
Have any funds been disbursed from any account other than a debtor in possession account?		X
Are any postpetition receivables (accounts, notes, or loans) due from related parties?	X (13)
Have any payments been made on pre-petition liabilities this reporting period?	X (14)
Have any postpetition loans been received by the Debtor from any party?	X (15)
Are any postpetition payroll taxes past due?		X (16)
Are any postpetition State or Federal income taxes past due?		X (16)
Are any postpetition real estate taxes past due?		X (16)
Are any other postpetition taxes past due?		X (16)
Are any amounts owed to postpetition creditors delinquent?	X (17)
Have any pre-petition taxes been paid during this reporting period?	X (14) (18)
Are any wage payments past due?		X
Are workers compensation, general liability or other necessary insurance coverages in effect?	X (19)
Are all premium payments paid current?	X (19)

Please itemize policies below	X (19)

Insurance Installment Payments
Type of Policy	Carrier	Period Covered	Payment Amount & Frequency (20)
Workers Compensation	Argonaut Insurance Company	12/13/14 - 12/13/15	$12/Quarterly
Workers Compensation	Summit Point Insurance Company	12/13/14 - 12/13/15	$4,356/Quarterly
Workers Compensation	BrickStreet Mutual Insurance Company	12/13/14 - 12/13/15	$768/Quarterly
International Advantage Commercial Insurance Package	Ace American Insurance Company	09/17/15 - 09/17/16	$3/Annually
Excess Workers Compensation	Zurich	04/01/15 - 04/01/16	$323/Quarterly
Environmental Umbrella/Excess	Ironshore Specialty Insurance Company	08/11/15 - 09/30/16	$32/Annually
Specialty Coverage - Control of Well Insurance	Travelers Property Casualty Co. of America	08/30/15 - 08/30/16	$27/Annually
Pollution Legal Liability	Ironshore Specialty Insurance Company	08/11/15 - 09/30/16	$48/Annually

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 12

Appendix A

(Remainder of Page Intentionally Blank)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 13

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (21)
(amounts in thousands)
September 30, 2015
Assets
Current assets
Cash and cash equivalents	$907,279
Trade accounts receivable, net	245,315
Inventories, net	222,256
Short-term investments	348,997
Prepaid expenses and other current assets	272,748
Total current assets	1,996,595

Property, plant and equipment, net	7,802,224
Goodwill, net	43,906
Other acquired intangibles, net	65,720
Long-term investments	64,901
Long-term restricted cash	110,180
Other non-current assets	127,998
Total assets	$10,211,524

Liabilities and Stockholders' Equity

Liabilities not subject to compromise
Current liabilities
Current portion of long-term debt	$1,313,052
Trade accounts payable	189,291
Accrued expenses and other current liabilities	409,039
Total current liabilities	1,911,382

Long-term debt	32,799
Asset retirement obligations	587,640
Deferred income taxes	752,826
Other non-current liabilities	359,060
Total liabilities not subject to compromise	3,643,707
Liabilities subject to compromise	4,795,719
Total liabilities	8,439,426

Stockholders' Equity
Preferred stock - par value $0.01	—
Common stock - par value $0.01	2,351
Additional paid-in capital	8,215,502
Accumulated other comprehensive loss	(250,749)
Treasury stock, at cost	(273,620)
Accumulated deficit	(5,921,386)
Total stockholders' equity	1,772,098
Total liabilities and stockholders' equity	$10,211,524

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 14

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE MONTH AND NINE MONTHS ENDED SEPTEMBER 30, 2015 (21)
(amounts in thousands)
	MTD	YTD
Revenues
Coal revenues	$207,472	$2,071,008
Freight and handling revenues	21,119	256,275
Other revenues	4,741	39,407
Total revenues	233,332	2,366,690

Costs and expenses
Cost of coal sales (exclusive of items shown separately below)	206,639	2,148,102
Freight and handling costs	21,119	256,275
Other expenses	2,950	7,524
Depreciation, depletion and amortization	47,109	480,786
Amortization of acquired intangibles, net	379	25,017
Selling, general and administrative expenses (exclusive of depreciation, depletion and amortization shown separately above)	6,350	82,997
Asset impairment and restructuring	1,622	523,334
Total costs and expenses	286,168	3,524,035

Loss from operations	(52,836)	(1,157,345)

Other income (expense)
Interest expense	(10,176)	(194,567)
Interest income	112	1,760
Gain on early extinguishment of debt	—	364,153
Miscellaneous income, net	481	116,369
Total other income, net	(9,583)	287,715

Loss before reorganization items and income taxes	(62,419)	(869,630)

Reorganization items, net	35,682	641,152

Loss before income taxes	(98,101)	(1,510,782)

Income tax benefit	99,533	251,156

Net income (loss)	$1,432	$(1,259,626)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 15

SUMMARIZED AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE MONTH AND NINE MONTHS ENDED SEPTEMBER 30, 2015 (21)
(amounts in thousands)
	MTD	YTD

Net cash provided by (used in) operating activities	$86,301	$(134,549)

Investing activities:
Capital expenditures	(11,145)	(113,912)
Purchases of investments	(50,872)	(501,659)
Sales of investments	51,983	603,188
Deposit of restricted cash	—	(110,160)
Purchase of joint venture interest	—	(126,016)
Proceeds from sale of property, plant and equipment	10,389	18,691
Net cash provided by (used in) investing activities	355	(229,868)

Financing activities:
Proceeds from borrowings on long-term debt	190,000	943,646
Principal repayments of long-term debt	—	(379,509)
Principal repayments of capital lease obligations	(139)	(14,308)
Debt issuance and modification costs	(4,504)	(18,005)
Other, net	(19)	(1,314)
Net cash provided by financing activities	185,338	530,510

Net increase in cash and cash equivalents	271,994	166,093
Cash and cash equivalents at beginning of period	635,285	741,186
Cash and cash equivalents at end of period	$907,279	$907,279

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 16

ACCOUNTS RECEIVABLE AGING (21)
(amounts in thousands)

Accounts Receivable	Amount
0-30 Days	$236,223
31-60 Days	361
61-90 Days	433
91+ Days	6,861
Other Non-Trade & Misc. Receivables	6,738
Accounts Receivable (Gross)	$250,616
Reserve for Bad Debt	(5,301)
Amount Considered Uncollectible	—
Accounts Receivable (Net) (22)	$245,315

AGING OF POSTPETITION TAXES & PAYABLES (21)
(amounts in thousands)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$6,210	$—	$—	$—	$6,210
State and Local	16,630	—	—	—	16,630
Other	—	—	—	—	—
Total Taxes Payable (16) (23)	$22,840	$—	$—	$—	$22,840

Accounts Payable (24)	97,261	2,162	266	1	$99,690

Total	$120,101	$2,162	$266	$1	$122,530

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 17

STATUS OF POSTPETITION TAXES (21)
(amounts in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid (Received)	Ending Tax
Withholding	$4	$6,444	$(6,441)	$7
FICA-Employee	1,390	3,532	(3,400)	$1,522
FICA-Employer	1,377	3,519	(3,415)	$1,481
Unemployment	6	4	—	$10
Excise	3,653	3,604	(6,923)	$334
Income	—	—	—	$—
Other (Office of Surface Mining)	1,443	1,413	—	$2,856
Total Federal Taxes	$7,873	$18,516	$(20,179)	$6,210

State and Local
Withholding	$359	$2,167	$(1,955)	$571
Sales / Use	221	(26)	(157)	$38
Mineral Severance	7,187	6,127	(5,865)	$7,449
Unemployment	46	94	—	$140
Real Property	—	3,000	—	$3,000
Personal Property	—	201	—	$201
Income/Franchise	112	117	(45)	$184
Explosive Tax	16	16	—	$32
Other Tax Payable	3	3	(3)	$3
Sales Tax Collected	1	—	(1)	$—
Other (Production Taxes)	2,996	3,051	(1,035)	$5,012
Total State and Local	$10,941	$14,750	$(9,061)	$16,630

Total Taxes (16) (23)	$18,814	$33,266	$(29,240)	$22,840

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 18

NOTES

(1)
On August 3, 2015 (the "Petition Date"), Alpha Natural Resources, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors") commenced their reorganization cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia Richmond Division (the "Bankruptcy Court").

This Monthly Operating Report and the condensed consolidated financial statements included herein have been prepared solely for the purpose of complying with the monthly reporting requirements for the Bankruptcy Court and the lenders under the Debtors' postpetition financing facility (the "DIP Facility") and are in a format that the Debtors believe is acceptable to the Office of the United States Trustee for Region Four (the "U.S. Trustee"). The Monthly Operating Report is limited in scope and covers a limited time period. The schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors generally produce their financial reporting on a consolidated basis, it is possible that not all assets, liabilities, cash receipts and disbursements have been recorded at the correct legal entity of either the Debtors or non-Debtor affiliates.

In addition, the assets, liabilities and results of operations of several non‑Debtor affiliates of the Debtors (Alpha Coal India Private Limited, Alpha Coal Sales International Limited, Alpha Natural Resources Singapore Private Limited, ANR Second Receivables Funding, LLC and Gray Hawk Insurance Company "Gray Hawk") are included in the Debtors' condensed consolidated financial statements. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited and subject to further review and potential adjustments, and may not have been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, this Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP, and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations.

Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise may include estimated or liquidated amounts for certain obligations arising prior to the Petition Date, including, among others, (a) debt related obligations, (b) employee or retiree benefit related obligations, (c) contractual obligations and (d) litigation and other contingent claims. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis and decisions are completed.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

(2)
The Debtors are authorized to continue using their centralized cash management system pursuant to the Final Order, Pursuant to Sections 345, 363(c)(1), 503(b)(1) and 553 of the Bankruptcy Code and Bankruptcy Rules 6003(b) and 6004(h): (A) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (B) Granting a Waiver of the Requirements of Section 345(b) and Certain of the US Trustee's Operating Guidelines; (C) Permitting Continued Intercompany Transactions; (D) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (E) Authorizing Banks to Honor Certain Transfers and Charge

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 19

Certain Fees and Other Amounts (Docket No. 683) (the "Cash Management Order"). Accordingly, disbursement activity is reported on behalf of the Debtor entity that incurred the corresponding obligation.

(3)
Represents receipts and disbursements (excluding certain intercompany cash management activity by and among accounts of the Debtors and/ their non-Debtor affiliates), on a book basis for the period from September 1, 2015 through September 30, 2015. For presentation purposes, all activity associated with non-Debtor ANR Second Receivables Funding, LLC has been shown on a net basis. Receipt and disbursement activity excludes borrowings, posting of collateral and related fees under the DIP Facility and fees and interest payments under the Debtors' prepetition first lien credit facility, which was approved by the Bankruptcy Court on a final basis pursuant to the Final Order (I) Authorizing Debtors (A) To Obtain Post-Petition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 363(b), 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1), and 364(e) and (B) To Utilize Cash Collateral Pursuant to 11 U.S.C. § 363 and (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362, 363, 364 and 507(b) (Docket No. 468) (the "DIP Order"). Receipts and disbursements exclude the Debtors' investing activities (e.g., purchases and sales of securities and investment income).

(4)
Represents ending bank balance as of September 30, 2015. As part of the Debtors' monthly close process, all bank accounts, which the Debtors are authorized to maintain pursuant to the Cash Management Order, are reconciled to the applicable bank statements. The bank accounts include cash accounts, managed security accounts, restricted cash and securities accounts, which are reflected on the balance sheet as cash and cash equivalents, short-term investments, long-term investments, long-term restricted cash and other non-current assets.

On October 8, 2015, the Bankruptcy Court entered the Order, Pursuant to Sections 105(a), 109(b)(2) and 109(d) of the Bankruptcy Code and Bankruptcy Code and Bankruptcy Rule 1017(f), Withdrawing Chapter 11 Petition of Gray Hawk Insurance Company and Dismissing Case Effective as of the Petition Date (Docket No. 638) dismissing Gray Hawk's chapter 11 case effective as of the Petition Date.  As a result, the bank accounts of Gray Hawk have been excluded from this Monthly Operating Report.

(5)	Bank account closed during the period from September 1, 2015 to September 30, 2015.

(6)
The Debtors have included net employee compensation and expense reimbursement amounts for this schedule.  For purposes of this Monthly Operating Report, the Debtors have defined "insiders" as: (a) Kevin S. Crutchfield; (b) Gary W. Banbury; (c) Philip J. Cavatoni; (d) V. Keith Hainer; (e) Alan W. Jones Jr.; (f) Mark M. Manno; (g) Brian D. Sullivan; (h) Richard H. Verheij; (i) Bruce A. Hartshorn; (j) the members of each of the boards of directors or boards of managers of the Debtors and their non-Debtor affiliates, as applicable; (k) any individuals holding the title of (i) president or (ii) general manager of any of the Debtors or their non-Debtor affiliates; and (l) all relatives of the foregoing parties who have been disclosed pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Section 16 Relatives"). The Debtors do not maintain records of family relationships other than with respect to the Section 16 Relatives.

The parties identified as "insiders" have been included for informational purposes only. The inclusion of a party as an "insider" herein is not an acknowledgment or concession that such party is an insider under applicable bankruptcy law.

(7)
The aggregate payments to various employee insiders in this Monthly Operating Report reflect the inclusion of an additional 11 employees over the Debtors' previous Monthly Operating Report, consistent with the Debtors' schedules of assets and liabilities and statements of financial affairs, which were filed following the reporting period on October 2, 2015 (see Docket No. 559).

(8)
Amounts include estimated incurred and uninvoiced amounts, which are based on assumptions and available information believed to be reasonable at the time. Actual results however could differ from these estimates.

(9)	Includes fees related to the DIP Facility.

(10)	Amounts disclosed exclude interest and fees incurred and any payments related to the termination of the accounts receivable securitization facility.

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 20

(11)	Disclosed amounts represent principal and do not include any related debt discounts.

(12)
During the period from September 1, 2015 to September 30, 2015, the Debtor entities, Alpha Coal Resources Company, LLC and Pennsylvania Land Holdings Company, LLC, sold certain coal interests located in southwest Pennsylvania. In consideration for the sale, the Debtor entities received approximately $10 million in cash and recorded a loss on disposal of approximately $18 million.

(13)	Intercompany receivables are created in the normal course among the Debtors and their non-Debtor affiliates as a result of their use of a centralized cash management system.

(14)
Certain payments have been made on prepetition obligations, including certain (a) employee‑related obligations; (b) customer obligations; (c) sales & use, franchise, and other taxes and fees; and (d) obligations to trade creditors, in accordance with certain "first‑day" relief granted by the Bankruptcy Court.

(15)	The Debtors received $190 million in proceeds of the DIP Facility during the reporting period pursuant to the DIP Order.

(16)	The Debtors are current on all postpetition taxes.

(17)	Due to the administrative process of reconciling prepetition and postpetition amounts owed to creditors, payments to certain vendors may periodically be delayed.

(18)
Pursuant to the Final Order, Pursuant to Sections 105(a),363(b),507(a) and 541 of the Bankruptcy Code, Authorizing the Debtors and Debtors in Possession to Pay Certain Prepetition Taxes (Docket No. 354), the Debtors are authorized to make payments on certain prepetition taxes.

(19)
Pursuant to the Final Order Authorizing the Debtors to: (A) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements; and (B) Honor all Obligations in Respect Thereof (Docket No. 353), the Debtors are authorized to maintain their insurance programs and pay related obligations without interruption and in accordance with the same practices and procedures as were in effect prior to the Petition Date. The Debtors' insurance policies are identified in Exhibit C to the Motion of Debtors for Interim and Final Orders Authorizing the Debtors to (I) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements and (II) Honor All Obligations in Respect Thereof (Docket No. 15) (the "Insurance Motion").

(20)	Further information regarding the Debtors' insurance programs is provided in the Insurance Motion.

(21)	Represents consolidated balances of both Debtor and non-Debtor entities.

(22)	Represents accounts receivable (net) inclusive of accruals for bad debt, amounts considered uncollectible and other receivables. Represents ending balance as of September 30, 2015.

(23)	Disclosed amounts exclude foreign taxes.

(24)	Reflects postpetition trade-related payables (excluding payables related to goods and services received, but not yet invoiced, during the reporting period).

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 21